EXHIBIT 10.3
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

Dated as of July 13, 2021

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) by and among TANGER PROPERTIES LIMITED PARTNERSHIP, a North Carolina limited partnership, in its capacity as the borrower under the Credit Agreement (as defined below) (in such capacity, the “Borrower”), the “Guarantor” identified on the signature pages attached hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent under the Credit Agreement (the “Administrative Agent”) and the “Lenders” party to the Credit Agreement and identified on the signature pages hereto, is with respect to that certain Second Amended and Restated Term Loan Agreement dated as of October 25, 2018, among the Borrower, the Administrative Agent, the Lenders, WELLS FARGO SECURITIES, LLC, SUNTRUST ROBINSON HUMPHREY, INC., and PNC CAPITAL MARKETS LLC, as Joint Lead Arrangers, TRUIST BANK and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents, REGIONS BANK, as Documentation Agent, and WELLS FARGO SECURITIES, LLC, as Sole Bookrunner (as amended by that certain First Amendment to Second Amended and Restated Term Loan Agreement, dated as June 11, 2020, and as the same may have been or may be otherwise amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is an amendment to and modification of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents referenced therein, as set forth below. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

WHEREAS, the Borrower and the Guarantor have requested that the Administrative Agent and the Lenders modify certain terms and provisions of the Loan Documents as set forth herein. The Administrative Agent and the Lenders are willing to make such modifications subject to the satisfaction of certain conditions precedent as set forth herein and subject to the Borrower and the Guarantor making the representations and assurances hereinafter set forth and agreeing to the covenants, terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.    Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A.

2.    General Loan Document Modifications. In addition to the amendments and modifications set forth in Section 1 above, each of the Loan Documents is hereby amended (or, as applicable, further amended) in the following respects:

    (a)    each reference contained in the Loan Documents to any other Loan Documents or the Loan Documents generally, is hereby deemed to be a reference to such document as amended, restated, extended, supplemented or modified by (as applicable) this Amendment; and

    (b)    this Amendment shall be deemed to be included as a “Loan Document” in any and all references to the “Loan Documents” contained in any of the Loan Documents existing as of the date hereof or which are executed following the date hereof.

3.    Effect; Limitation of Modifications; Reaffirmation. The amendments and modifications set forth herein relate only to those provisions of the Credit Agreement specifically designated thereby and shall not be construed to extend to any other covenants, terms, conditions or provisions of the Credit Agreement or any of the other Loan

Documents. All other terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect. In furtherance of the foregoing, except as specifically modified in connection herewith, each of the terms and conditions of the Credit Agreement and each other Loan Document are hereby ratified and confirmed by each of the undersigned and each such party hereby acknowledges and agrees that such documents shall remain in force and effect. Nothing contained herein shall in any way prejudice, impair or affect the rights and remedies of the Lenders under the Credit Agreement and each of the Loan Documents or the rights of the Borrower thereunder. The amendments and modifications contained herein shall be deemed to have prospective application only. If any provision of any of this Amendment or of any Loan Document, as amended hereby, is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

4.    Guaranties and Acknowledgements. The Guarantor hereby consents to the amendments and modifications as set forth herein. The Guarantor, by signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Amendment and hereby declares to and agrees with the Lenders and Administrative Agent that (a) its Guaranty, as amended by this Amendment, is and shall continue in full force and effect for the benefit of the Lenders and Administrative Agent, (b) there are no offsets, claims, counterclaims, cross-claims or defenses of the Guarantor with respect to its Guaranty, (c) that its Guaranty is not released, diminished or impaired in any way by this Amendment or the transactions contemplated hereby, and (d) that its Guaranty, as modified hereby, is hereby ratified and confirmed in all respects.

5.    Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

(a)    receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(i)    a counterpart of this Amendment duly executed by the Borrower, the Guarantor, the Administrative Agent and each of the Required Lenders;

(ii)    payment by Borrower of (A) all outstanding fees and expenses of the Administrative Agent and the Administrative Agent’s counsel incurred in connection with the preparation, review or negotiation of this Amendment and all other amendments, restatements, supplements or negotiations related to the Loan Documents or the Loans and (B) all other fees and expenses relating to the preparation, execution and delivery of this Amendment or otherwise related to the Credit Agreement or the Loan Documents which are due and payable on the date hereof pursuant to the terms of any Loan Document (including, without limitation, any costs incurred for appraisals, insurance, tax services, engineering, inspections, searches and recording and attorneys’ fees incurred in connection with the above);

(iii)    a certificate signed by a Responsible Officer of the Parent certifying immediately after giving effect to this Amendment and all the transactions contemplated herein, (A) no Default exists and (B) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the effective date of this Amendment except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of such certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; and

(iv)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

(b)    There shall not have occurred a material adverse change since the Closing Date in the business, assets, operations, or condition (financial or otherwise) of the Borrower and the other Consolidated Parties taken as a whole, as reasonably determined by the Administrative Agent.

(c)    There shall not exist any action, suit, investigation, or proceeding pending or threatened, in any court or before any arbitrator or Governmental Authority that could have a Material Adverse Effect, as reasonably determined by the Administrative Agent.

(d)    There shall not exist any material disruption of the financial or capital markets, as reasonably determined by the Administrative Agent.

(e)    The Borrower and the Guarantor shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

7.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns (as and to the extent provided and permitted in the Credit Agreement). No party shall transfer or assign any of their respective rights or obligations hereunder without the prior written consent of the Administrative Agent.

8.    Execution of Future Documents. The Borrower and/or the Guarantor will execute such additional documents as are reasonably requested by the Administrative Agent to reflect the terms and conditions of this Amendment, and will cause to be delivered such additional certificates, legal opinions and other documents as are reasonably required by the Administrative Agent.

9.    Release. In consideration of the amendments and modifications set forth herein, the Borrower and the Guarantor each hereby releases and holds harmless the Administrative Agent, the Lenders and each of their respective officers, employees and agents, from and against any claim, action, suit, demand, cost, expense or liability of any kind relating to the making of the Loans, the administration of it or any business communications and dealings between the Borrower and/or the Guarantor, on one hand, and the Administrative Agent and/or the Lenders, on the other, concerning the Loans, the Loan Documents or the transactions documented, governed or evidenced thereby or contemplated therein.

10.    Defaults Under the Loan Documents. The failure of the Borrower and/or the Guarantor to perform any of their respective obligations under this Amendment or any of the other Loan Documents (following any applicable notice and cure periods) or the falsity of any representation or warranty made herein or the failure of the Borrower and/or the Guarantor to advise Administrative Agent that a representation or warranty made herein is no longer true shall, at the option of the Administrative Agent and/or Lenders (as applicable under the Credit Agreement) after expiration of any applicable cure period, constitute an Event of Default under the Credit Agreement.

11.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered. Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

12.    No Novation. The Borrower and the Guarantor intend for the amendments to the Loan Documents to evidence an amendment to the terms of the existing indebtedness of the Borrower and the Guarantor to the Administrative Agent and Lenders and do not intend for such amendments to constitute a novation in any manner whatsoever.
13.    Fees and Expenses. The Borrower hereby agrees that all fees, expenses and costs incurred by the Administrative Agent or its counsel in reviewing, negotiating, preparing and granting the amendment set forth herein shall, to the extent not paid or invoiced as of the date hereof, be paid by it upon demand as fees, costs and expenses incurred in connection with the Credit Agreement.
14.    Amendments; Use of Terms. This Amendment may not be supplemented, changed, waived, discharged, terminated, modified or amended except in written form executed by all parties hereto. Wherever in this Amendment any word or combination of words (including defined terms) connotes number or gender, such word or combination of words shall be deemed of such number (singular or plural) and such gender (masculine, neuter or feminine) as the context and circumstances may require. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal and legal representatives, successors and assigns.
15.    Authority. Each of the undersigned hereby represents and warrants that he/she has the necessary power and authority to execute this Amendment on behalf of the party for whom it is executed and that such action has been duly authorized by all necessary action of the party for whom it is executed prior to the date hereof.
16.    Final Agreement. This Amendment represents the final agreement between the parties and supersedes all previous negotiations, discussions and agreements, contemporaneous or subsequent, between the parties, and no parol evidence of any prior or other agreement shall be permitted to contradict or vary their terms. There are no promises, terms, conditions or obligations other than those contained in this Amendment. There are no unwritten oral agreements between the parties.
17.    Binding Effect. This Amendment shall, upon satisfaction of the items set forth in Section 8 above, be effective as of the date first set forth above. Thereafter, this Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, each Lender, each of the other parties to the Loan Documents and each of their respective successors and assigns.
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IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Term Loan Agreement has been duly executed under seal as of the date and year first above written.

BORROWER:	Tanger Properties Limited Partnership, a North Carolina limited partnership By: Tanger GP Trust, its sole general partner
By: /s/ James F. Williams

GUARANTOR:

Tanger Factory Outlet Centers, Inc., a North Carolina corporation By: /s/ James F. Williams

[Signature Page to Second Amendment to Second Amended and Restated Term Loan Agreement
with Tanger Properties Limited Partnership]

LENDERS/AGENT:            WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By: /s/ D. Bryan Gregory
Name: D. Bryan Gregory
Title: Managing Director

[signature pages continue]

[Signature Page to Second Amendment to Second Amended and Restated Term Loan Agreement
with Tanger Properties Limited Partnership]

TRUIST BANK, as a Lender

By: /s/ Ryan Almond
Name: Ryan Almond
Title: Director

[signature pages continue]

[Signature Page to Second Amendment to Second Amended and Restated Term Loan Agreement
with Tanger Properties Limited Partnership]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:/s/ Andrew T. White
Name: Andrew T. White
Title: Senior Vice President

[signature pages continue]

[Signature Page to Second Amendment to Second Amended and Restated Term Loan Agreement
with Tanger Properties Limited Partnership]

REGIONS BANK, as a Lender

By: /s/ Susan Wolfe
Name: Susan Wolfe
Title: Assistant Vice President

[signature pages continue]

[Signature Page to Second Amendment to Second Amended and Restated Term Loan Agreement
with Tanger Properties Limited Partnership]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Timothy J. Tillman
Name: Timothy J. Tillman
Title: Senior Vice President

[signature pages continue]

[Signature Page to Second Amendment to Second Amended and Restated Term Loan Agreement
with Tanger Properties Limited Partnership]

BANK OF AMERICA, N.A.,
as a Lender

By: /s/Jack Redhead
Name: Jack Redhead
Title: Senior Vice President

[Signature Page to Second Amendment to Second Amended and Restated Term Loan Agreement
with Tanger Properties Limited Partnership]

TD BANK, N.A., as a Lender

By: /s/ Michael Dugnich
Name: Michael Dugnich
Title: Vice Presdent

EXHIBIT A

Amended Credit Agreement

[Attached]